STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2002-1

Distribution Number	6
Beginning Date of Collection Period	20-Aug-02
End Date of Collection Period	19-Sep-02
Distribution Date	20-Sep-02
Previous Distribution Date	20-Aug-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advance/Reimbursement	41,562,145.50
Principal Collections	32,614,137.54
Interest Collections (net of servicing fee)	8,535,782.67
Servicing fee	412,225.29
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	41,562,145.50
Interest Paid to Certificates	1,606,155.06
Principal Paid to Certificates	39,543,765.15
Equity Certificate	-
Servicing Fee	412,225.29

Balance Reconciliation

Begin Principal Balance	989,340,693.92
Principal Collections (including repurchases)	32,508,375.54
Charge off Amount	105,762.00
End Principal Balance	956,726,556.38

Collateral Performance
Cash Yield (% of beginning balance)	10.85%
Charge off Rate (% of beginning balance)	0.13%
Net Yield	10.73%

Delinquent Loans
30-59 days principal balance of loans	18,463,972.66
30-59 days number of loans	214
60-89 days principal balance of loans	3,013,552.00
60-89 days number of loans	35
90+ days principal balance of loans	7,338,896.55
90+ days number of loans	72

Home Equity Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	10,349
Number outstanding end of period	10,050
Number that went into REO	1
Principal Balance that went into REO	69,937.84

Overcollateralization
Begin OC Amount	148,207,682.10
OC Release Amount	0.00
Extra Principal Distribution	6,929,627.61
End OC Amount	155,137,309.71

Target OC Amount	191,413,823.01
Interim OC Amount	148,207,682.10
Interim OC Deficiency	43,206,140.91

Monthly Excess Cashflow	6,929,627.61

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Principal Balance as Percent of Total Original Certificate Balance	79.10%

Interest Calculations
1 month LIBOR	1.79750%
Class A Formula Rate (1-mo. Libor plus 37bps)	2.16750%
Class A Pass-Through Rate	2.16750%
Class M Formula Rate (1-mo. Libor plus 82bps)	2.61750%
Class M Pass-Through Rate	2.61750%
Available Funds Cap	10.33442%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	40.571387
2. Principal Distribution per $1,000	39.022156
3. Interest Distribution per $1,000	1.549231

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.16750%
2. Days in Accrual Period	31

3. Class A Interest Due	1,395,502.49
4. Class A Interest Paid	1,395,502.49
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Certificate Principal Balance, BOP	747,674,064.98
2. Class A Principal Due	35,150,026.48
3. Class A Principal Paid	35,150,026.48
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Certificate Principal Balance, EOP	712,524,038.50

7. Class A Certificate Principal Balance as a % of the Original Class A Certificate Principal Balance, EOP 0.7910157
8. Class A Certificate Principal Balance as a % of the Pool Balance, EOP	0.7447520

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	40.893027
2. Principal Distribution per $1,000	39.022156
3. Interest Distribution per $1,000	1.870871

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.61750%
2. Days in Accrual Period	31

3. Class M Interest Due	210,652.57
4. Class M Interest Paid	210,652.57
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Certificate Principal Balance, BOP	93,458,946.84
2. Class M Principal Due	4,393,738.67
3. Class M Principal Paid	4,393,738.67
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Certificate Principal Balance, EOP	89,065,208.17

7. Class M Certificate Principal Balance as a % of the Original Class M Certificate Principal Balance, EOP 0.7910157
8. Class M Certificate Principal Balance as a % of the Pool Balance, EOP	0.0930937